Exhibit 99.1

INVESTOR CONTACT:
Jeff Boldt (650) 786-0333
jeff.boldt@sun.com

MEDIA CONTACT:
May G. Petry (650) 786-0034
may.petry@sun.com

INDUSTRY ANALYST CONTACT:
Joanne Masters (650) 786-0847
joanne.masters@sun.com

SUN MICROSYSTEMS REPORTS PRELIMINARY PROFIT; REVENUE AND SERVER UNIT GROWTH IN FISCAL FOURTH QUARTER

SANTA CLARA, Calif. — July 20, 2004 — Sun Microsystems, Inc., (NASDAQ: SUNW) reported results today for its fiscal fourth quarter and full fiscal year, which ended June 30, 2004.

Revenues for the fourth quarter grew to $3.110 billion, an increase of 4.3 percent as compared with $2.982 billion for the fourth quarter of fiscal 2003. Total gross margin as a percent of revenues was 39.4 percent, a decrease of 4.3 percentage points as compared with the fourth quarter of fiscal 2003. Net income for the fourth quarter of fiscal 2004 was $795 million or $0.24 per share as compared with a net loss of $1.039 billion or a net loss of $0.32 per share for the fourth quarter of fiscal 2003.

Cash generated from operating activities was $2.172 billion for the quarter, and the balance of cash and marketable securities was $7.608 billion.

For the full 2004 fiscal year, Sun reported revenues of $11.185 billion, a decline of 2.2 percent as compared with $11.434 billion for the full 2003 fiscal year. Total gross margin as a percent of revenues was 40.4 percent, a decline of 2.8 percentage points as compared with the 2003 fiscal year. The net loss for fiscal year 2004 was $376 million or a net loss of $0.11 per share as compared with a net loss of $3.429 billion or a net loss of $1.07 per share for the 2003 fiscal year.

Results reported today include $1.6 billion of other income, and $350 million in deferred other income related to the Microsoft settlement. Sun has sought confirmation of certain aspects of its accounting relating to this settlement from the Securities and Exchange Commission. Financial results are pending final resolution of these matters.

Steve McGowan, Sun’s chief financial officer and executive vice president, corporate resources, said, “We’re pleased we grew revenue in fiscal Q4 based on consistent demand throughout the quarter across geographies and products. We’re also pleased that we generated $2.2 billion in cash from operations in fiscal 2004 and ended the year with a cash and marketable securities balance in excess of $7.6 billion. This marks the 15th consecutive fiscal year that Sun has generated positive cash flow from operations.”

“Delivering growth and preliminary profits in Q4 is a great way to end the year, with 46% server unit volume growth year-over-year and a sequential increase of 18%,” said Scott McNealy, chairman and chief executive officer, Sun Microsystems, Inc. “We enter the new fiscal year with a strong balance sheet, the strongest product and services portfolio in our history, and the largest developer and partner communities we’ve ever had. We’re delivering innovations based on some of the industry’s most coveted technologies, SolarisTM OS and JavaTM platform, running on industry standard SPARC®, AMD Opteron and Intel Xeon processors. In fiscal 2005, we’re focused on growing revenue and market share, generating cash, achieving sustained profitability, and rewarding long-term shareholders.”

“Let’s start putting some questions to rest,” said Jonathan Schwartz, president and chief operating officer, Sun Microsystems, Inc. “With the 74% sequential increase in Java Enterprise System subscribers, now totaling 303,000, we’ve made progress in both monetizing Java technology and driving long-term savings for customers. In addition, Solaris OS volumes and OEM support on industry standard AMD and Intel platforms grew at an accelerated pace, with a 25% increase in Solaris x86 registered licenses to almost 1.1 million and a 69% sequential increase in Software Express for Solaris x86. We are now unquestionably on the offensive, with powerful resources at our disposal, and an excellent product calendar.”

Sun has scheduled a conference call today to discuss its earnings for the fourth quarter and full fiscal year 2004 at 1:30 p.m. (PT), which is being broadcast live at www.sun.com/investors.

About Sun Microsystems, Inc. Since its inception in 1982, a singular vision — “The Network Is The ComputerTM” — has propelled Sun Microsystems, Inc. (Nasdaq: SUNW) to its position as a leading provider of industrial-strength hardware, software and services that make the Net work. Sun can be found in more than 100 countries and on the World Wide Web at http://www.sun.com.

This news release contains forward-looking statements regarding the future results and performance of Sun Microsystems, Inc., including statements that Sun’s financial results are pending final resolution of accounting for the Microsoft settlement; that Sun is delivering innovations based on some of the industry’s most coveted technologies; that in fiscal 2005, Sun is focused on growing revenue and market share, generating cash, achieving sustained profitability and rewarding long-term shareholders; and that Sun is now unquestionably on the offensive. Such statements are just predictions and involve risks and uncertainties such that actual results and performance may differ materially. Factors that might cause such a difference include risks associated with how the company accounts for the Microsoft settlement; continued adverse macroeconomic conditions in the U.S. and internationally, including adverse business conditions in the specific markets for Sun’s products; lack of success in the timely development, production and acceptance of new products and services and in technical advancements; increased competition, and the failure to manage costs and improve operating efficiencies. These and other risks are detailed from time to time in Sun’s periodic reports that are filed with the Securities and Exchange Commission, including Sun’s annual report on Form 10-K for the fiscal year ended June 30, 2003 and quarterly reports on Form 10-Q for the fiscal quarters ended September 28, 2003, December 28, 2003, and March 28, 2004.

Sun, Sun Microsystems, the Sun logo, Solaris, Java, and The Network Is The Computer are trademarks or registered trademarks of Sun Microsystems, Inc. in the United States and in other countries. All SPARC trademarks are used under license and are trademarks or registered trademarks of SPARC International, Inc. in the US and other countries. Products bearing SPARC trademarks are based upon an architecture developed by Sun Microsystems, Inc.

SUN MICROSYSTEMS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)
(in millions, except per share amounts)

	Three Months Ended		Fiscal Years Ended
	June 30,	June 30,	June 30,	June 30,
	2004	2003	2004	2003
Net revenues:
Products	$2,066	$2,003	$7,355	$7,793
Services	1,044	979	3,830	3,641

Total net revenues	3,110	2,982	11,185	11,434
Cost of sales:
Cost of sales-products	1,238	1,110	4,290	4,342
Cost of sales-services	648	568	2,379	2,150

Total cost of sales	1,886	1,678	6,669	6,492

Gross margin	1,224	1,304	4,516	4,942
Operating expenses:
Research and development	518	482	1,926	1,837
Selling, general and administrative	845	826	3,313	3,329
Restructuring charges	145	(6)	339	371
Purchased in-process research and development	69	—	70	4
Impairment of goodwill and other intangible assets	49	—	49	2,125

Total operating expenses	1,626	1,302	5,697	7,666

Operating income (loss)	(402)	2	(1,181)	(2,724)
Loss on equity investments, net	(6)	(26)	(64)	(84)
Interest income, net	30	45	94	155
Settlement income	1,600	—	1,600	—

Income (loss) before income taxes	1,222	21	449	(2,653)
Provision for income taxes	427	1,060	825	776

Net income (loss)	$795	$(1,039)	$(376)	$(3,429)

Net income (loss) per common share — basic	$0.24	$(0.32)	$(0.11)	$(1.07)

Net income (loss) per common share — diluted	$0.24	$(0.32)	$(0.11)	$(1.07)

Shares used in the calculation of net income (loss) per common share — basic	3,327	3,219	3,277	3,190

Shares used in the calculation of net income (loss) per common share — diluted	3,348	3,219	3,277	3,190

Calculation of net income (loss) excluding special items:
Net income (loss) per above	$795	$(1,039)	$(376)	$(3,429)
Restructuring charges	145	(6)	339	371
Purchased in-process research and development	69	—	70	4
Loss on equity investments, net	6	26	64	84
Impairment of goodwill and other intangible assets	49	—	49	2,125
Settlement income	(1,600)	—	(1,600)	—
Valuation allowance on deferred tax assets	—	1,051	300	1,051
Related tax effects	367	(8)	367	(239)

Net income (loss) excluding special items	$(169)	$24	$(787)	$(33)

Net income (loss) excluding special items per common share — basic	$(0.05)	$0.01	$(0.24)	$(0.01)

Net income (loss) excluding special items per common share — diluted	$(0.05)	$0.01	$(0.24)	$(0.01)

Shares used in the calculation of net income (loss) excluding special items per common share — basic	3,327	3,219	3,277	3,190

Shares used in the calculation of net income (loss) excluding special items per common share — diluted	3,327	3,251	3,277	3,190

SUN MICROSYSTEMS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in millions)

	June 30, 2004	June 30, 2003*
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$2,141	$2,015
Short-term marketable debt securities	1,460	1,047
Accounts receivable, net	2,345	2,381
Inventories	464	416
Deferred and prepaid tax assets	62	133
Prepaid expenses and other current assets	831	787

Total current assets	7,303	6,779
Property, plant and equipment, net	1,981	2,267
Long-term marketable debt securities	4,007	2,679
Goodwill	405	326
Other acquisition-related intangible assets, net.	128	91
Other non-current assets, net	664	843

	$14,488	$12,985

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt and short-term borrowings	$257	$—
Accounts payable	1,057	903
Accrued payroll-related liabilities	627	479
Accrued liabilities and other	1,306	1,027
Deferred revenues	1,617	1,453
Warranty reserve	252	267

Total current liabilities	5,116	4,129
Long-term debt	1,175	1,531
Long-term deferred revenues	557	450
Other non-current obligations	1,190	384
Total stockholders’ equity	6,450	6,491

	$14,488	$12,985

*	Derived from audited financial statements

SUN MICROSYSTEMS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited, in millions)

	Fiscal Years Ended
	June 30, 2004	June 30, 2003
Cash flows from operating activities:
Net loss	$(376)	$(3,429)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	710	918
Amortization of other intangible assets and unearned equity compensation	89	110
Impairment of goodwill and other intangible assets	49	2,125
Tax benefits from employee stock plans	5	9
Deferred taxes	661	706
Loss on equity investments, net	64	84
Purchased in-process research and development	70	4
Changes in operating assets and liabilities:
Accounts receivable, net	55	387
Inventories	(44)	181
Prepaid and other assets	72	31
Accounts payable	158	(133)
Other liabilities	713	44

Net cash provided by operating activities	2,226	1,037

Cash flows from investing activities:
Purchases of marketable debt securities	(8,469)	(6,958)
Proceeds from sales of marketable debt securities	5,795	6,476
Proceeds from maturities of marketable debt securities	854	578
Proceeds from (purchases of) equity investments, net	30	(4)
Acquisition of property, plant and equipment, net	(246)	(373)
Acquisition of spare parts and other assets	(74)	(217)
Payments for acquisitions, net of cash acquired	(201)	(30)

Net cash used in investing activities	(2,311)	(528)

Cash flows from financing activities:
Acquisition of common stock	—	(499)
Proceeds from issuance of common stock, net	239	182
Principal payments on borrowings and other obligations	(28)	(201)

Net cash provided by (used in) financing activities	211	(518)

Net increase (decrease) in cash and cash equivalents	126	(9)
Cash and cash equivalents, beginning of period	2,015	2,024

Cash and cash equivalents, end of period	$2,141	$2,015

SUN MICROSYSTEMS, INC.
OPERATIONS ANALYSIS — CONSOLIDATED (UNAUDITED)

STATEMENTS OF OPERATIONS	FY 2004					FY 2003					FY 2002
(in millions except per share amounts)	Q1	Q2	Q3	Q4	FY04	Q1	Q2	Q3	Q4	FY03	Q4	FY02
NET REVENUES
Products	1,634	1,944	1,711	2,066	7,355	1,880	2,013	1,897	2,003	7,793	2,507	9,093
Services	902	944	940	1,044	3,830	867	902	893	979	3,641	913	3,403
TOTAL	2,536	2,888	2,651	3,110	11,185	2,747	2,915	2,790	2,982	11,434	3,420	12,496
Growth vs. prior year (%)	-7.7%	-0.9%	-5.0%	4.3%	-2.2%	-4.0%	-6.2%	-10.2%	-12.8%	-8.5%	-14.4%	-31.5%
Growth vs. prior quarter (%)	-15.0%	13.9%	-8.2%	17.3%		-19.7%	6.1%	-4.3%	6.9%		10.1%

COST OF SALES
Products	965	1,107	980	1,238	4,290	1,093	1,118	1,021	1,110	4,342	1,476	5,506
Services	555	573	603	648	2,379	522	534	526	568	2,150	530	2,074
TOTAL	1,520	1,680	1,583	1,886	6,669	1,615	1,652	1,547	1,678	6,492	2,006	7,580
% of revenue	59.9%	58.2%	59.7%	60.6%	59.6%	58.8%	56.7%	55.4%	56.3%	56.8%	58.7%	60.7%

GROSS MARGIN ($)
Products	669	837	731	828	3,065	787	895	876	893	3,451	1,031	3,587
% of product revenue	40.9%	43.1%	42.7%	40.1%	41.7%	41.9%	44.5%	46.2%	44.6%	44.3%	41.1%	39.4%
Services	347	371	337	396	1,451	345	368	367	411	1,491	383	1,329
% of service revenue	38.5%	39.3%	35.9%	37.9%	37.9%	39.8%	40.8%	41.1%	42.0%	41.0%	41.9%	39.1%
TOTAL	1,016	1,208	1,068	1,224	4,516	1,132	1,263	1,243	1,304	4,942	1,414	4,916
% of revenue	40.1%	41.8%	40.3%	39.4%	40.4%	41.2%	43.3%	44.6%	43.7%	43.2%	41.3%	39.3%

R&D	467	471	470	518	1,926	437	451	467	482	1,837	463	1,832
% of revenue	18.4%	16.3%	17.7%	16.7%	17.2%	15.9%	15.5%	16.7%	16.2%	16.1%	13.5%	14.7%
PURCHASED IN PROCESS R&D	1	0	0	69	70	0	4	0	0	4	0	3
% of revenue	0.0%	0.0%	0.0%	2.2%	0.6%	0.0%	0.1%	0.0%	0.0%	0.0%	0.0%	0.0%
SG&A	798	828	842	845	3,313	882	830	791	826	3,329	894	3,806
% of revenue	31.5%	28.7%	31.8%	27.2%	29.6%	32.1%	28.5%	28.4%	27.7%	29.1%	26.1%	30.5%
RESTRUCTURING CHARGES	1	(10)	203	145	339	24	357	(4)	(6)	371	(4)	517
% of revenue	0.0%	-0.3%	7.7%	4.7%	3.0%	0.9%	12.2%	-0.1%	-0.2%	3.2%	-0.1%	4.1%
IMPAIRMENT EXPENSE	0	0	0	49	49	0	2,125	0	0	2,125	0	6
% of revenue	0.0%	0.0%	0.0%	1.6%	0.4%	0.0%	72.9%	0.0%	0.0%	18.6%	0.0%	0.0%

TOTAL OPERATING EXPENSES	1,267	1,289	1,515	1,626	5,697	1,343	3,767	1,254	1,302	7,666	1,353	6,164
% of revenue	50.0%	44.6%	57.1%	52.3%	50.9%	48.9%	129.2%	44.9%	43.7%	67.0%	39.6%	49.3%
OPERATING INCOME (LOSS)	(251)	(81)	(447)	(402)	(1,181)	(211)	(2,504)	(11)	2	(2,724)	61	(1,248)
Operating margin	-9.9%	-2.8%	-16.9%	-12.9%	-10.6%	-7.7%	-85.9%	-0.4%	0.1%	-23.8%	1.8%	-10.0%

Interest income, net	21	20	23	30	94	39	38	33	45	155	47	299
Gain (loss) on equity investments, net	(25)	(36)	3	(6)	(64)	(31)	(11)	(16)	(26)	(84)	(18)	(99)
Settlement income	0	0	0	1,600	1,600	0	0	0	0	0	0	0
PRETAX INCOME (LOSS)	(255)	(97)	(421)	1,222	449	(203)	(2,477)	6	21	(2,653)	90	(1,048)
Pretax income (loss) margin	-10.1%	-3.4%	-15.9%	39.3%	4.0%	-7.4%	-85.0%	0.2%	0.7%	-23.2%	2.6%	-8.4%
INCOME TAX PROVISION (BENEFIT)	31	28	339	427	825	(92)	(194)	2	1,060	776	29	(461)
TAX RATE (%)	N/A	N/A	N/A	N/A	N/A	45.5%	7.8%	44.0%	N/A	N/A	11.3%	44.0%

NET INCOME (LOSS) (Reported)	(286)	(125)	(760)	795	(376)	(111)	(2,283)	4	(1,039)	(3,429)	61	(587)
Growth vs. prior year (%)	-157.7%	94.5%	-19100.0%	176.5%	89.0%	38.3%	-429.7%	110.8%	-1803.3%	-484.2%	169.3%	-163.3%
Growth vs. prior quarter (%)	72.5%	56.3%	-508.0%	204.6%		-282.0%	-1956.8%	100.2%	-26075.0%		264.9%
Net income (loss) margin	-11.3%	-4.3%	-28.7%	25.6%	-3.4%	-4.0%	-78.3%	0.1%	-34.8%	-30.0%	1.8%	-4.7%

EPS (Diluted) (Reported)	(0.09)	(0.04)	(0.23)	0.24	(0.11)	(0.04)	(0.72)	0.00	(0.32)	(1.07)	0.02	(0.18)
Growth vs. prior year (%)	-125.0%	94.4%	N/A	175.0%	-89.7%	33.3%	-453.8%	100.0%	-1700.0%	-494.4%	166.7%	-166.7%
Growth vs. prior quarter (%)	71.9%	55.6%	-475.0%	204.3%		-300.0%	-1700.0%	100.0%	N/A		300.0%

SHARES (CSE)(Diluted)	3,235	3,262	3,286	3,348	3,277	3,168	3,181	3,218	3,219	3,190	3,309	3,242
OUTSTANDING SHARES	3,240	3,280	3,293	3,337	3,337	3,116	3,194	3,200	3,236	3,236	3,234	3,234

GAAP net income (loss)	(286)	(125)	(760)	795	(376)	(111)	(2,283)	4	(1,039)	(3,429)	61	(587)
In-process research and development	1	0	0	69	70	0	4	0	0	4	0	3
Restructuring charges	1	(10)	203	145	339	24	357	(4)	(6)	371	(4)	517
Loss (gain) on equity investments, net	25	36	(3)	6	64	31	11	16	26	84	18	99
Impairment expense	0	0	0	49	49	0	2,125	0	0	2,125	0	6
Settlement income	0	0	0	(1,600)	(1,600)	0	0	0	0	0	0	0
Valuation allowance on deferred tax assets	0	0	300	0	300	0	0	0	1,051	1,051	0	0
Related tax effects	0	0	0	367	367	(22)	(204)	(5)	(8)	(239)	(6)	(246)

Net income (loss) excluding special items	(259)	(99)	(260)	(169)	(787)	(78)	10	11	24	(33)	69	(208)
Growth vs. prior year (%)	-232.1%	-1090.0%	-2463.6%	-804.2%	-2284.8%	50.6%	110.1%	155.0%	-65.2%	84.1%	527.3%	-118.8%
EPS (Diluted) excluding special items *	(0.08)	(0.03)	(0.08)	(0.05)	(0.24)	(0.02)	0.00	0.00	0.01	(0.01)	0.02	(0.06)
Growth vs. prior year (%)	-300.0%	N/A	N/A	-600.0%	-2300.0%	60.0%	100.0%	100.0%	-50.0%	83.3%	N/A	-118.8%

*	For the quarters ended June 30, 2004, 2003 and December 29, 2002, Sun used 3,327, 3,251 shares and 3,205 shares, respectively, to calculate the “Net income (loss) excluding special items.”

For all other periods, the number of shares used to calculate “EPS (Diluted) (Reported)” and “EPS (Diluted) excluding special items” were the same.

1

	FY 2004					FY 2003					FY 2002
(in millions)	Q1	Q2	Q3	Q4	FY04	Q1	Q2	Q3	Q4	FY03	Q4	FY02
REVENUE BY GEOGRAPHY
UNITED STATES ($M)	1,162	1,214	1,037	1,356	4,769	1,242	1,267	1,212	1,328	5,049	1,714	5,936
Growth vs. prior year (%)	-6.4%	-4.2%	-14.4%	2.1%	-5.5%	-7.8%	-11.8%	-15.8%	-22.5%	-14.9%	-9.9%	-32.4%
Growth vs. prior quarter (%)	-12.5%	4.5%	-14.6%	30.8%		-27.5%	2.0%	-4.3%	9.6%		19.1%
EUROPE ($M)	780	928	921	1,002	3,631	806	932	886	954	3,578	973	3,606
Growth vs. prior year (%)	-3.2%	-0.4%	4.0%	5.0%	1.5%	-0.4%	3.6%	-4.1%	-2.0%	-0.8%	-13.2%	-31.6%
Growth vs. prior quarter (%)	-18.2%	19.0%	-0.8%	8.8%		-17.2%	15.6%	-4.9%	7.7%		5.3%
JAPAN ($M)	185	192	207	177	761	250	243	243	200	936	203	1,060
Growth vs. prior year (%)	-26.0%	-21.0%	-14.8%	-11.5%	-18.7%	-12.9%	-16.8%	-12.6%	-1.5%	-11.7%	-43.8%	-38.0%
Growth vs. prior quarter (%)	-7.5%	3.8%	7.8%	-14.5%		23.2%	-2.8%	0.0%	-17.7%		-27.0%
REST OF WORLD ($M)	409	554	486	575	2,024	449	473	449	500	1,871	530	1,894
Growth vs. prior year (%)	-8.9%	17.1%	8.2%	15.0%	8.2%	7.4%	-1.5%	-3.6%	-5.7%	-1.2%	-13.3%	-24.0%
Growth vs. prior quarter (%)	-18.2%	35.5%	-12.3%	18.3%		-15.3%	5.3%	-5.1%	11.4%		13.7%
% of Total Revenue
UNITED STATES (%)	45.8%	42.1%	39.2%	43.6%	42.6%	45.2%	43.5%	43.4%	44.5%	44.2%	50.1%	47.5%
EUROPE (%)	30.8%	32.1%	34.7%	32.2%	32.5%	29.3%	32.0%	31.8%	32.0%	31.3%	28.5%	28.9%
JAPAN (%)	7.3%	6.6%	7.8%	5.7%	6.8%	9.1%	8.3%	8.7%	6.7%	8.2%	5.9%	8.5%
REST OF WORLD (%)	16.1%	19.2%	18.3%	18.5%	18.1%	16.3%	16.2%	16.1%	16.8%	16.4%	15.5%	15.2%

PRODUCTS AND SERVICES REVENUE
COMPUTER SYSTEMS PRODUCTS ($M)	1,282	1,568	1,365	1,639	5,854	1,512	1,621	1,530	1,580	6,243	2,002	7,396
Growth vs. prior year (%)	-15.2%	-3.3%	-10.8%	3.7%	-6.2%	-10.6%	-11.8%	-17.9%	-21.1%	-15.6%	-21.4%	-40.3%
Growth vs. prior quarter (%)	-18.9%	22.3%	-12.9%	20.1%		-24.5%	7.2%	-5.6%	3.3%		7.4%
NETWORK STORAGE PRODUCTS ($M)	352	376	346	427	1,501	368	392	367	423	1,550	505	1,697
Growth vs. prior year (%)	-4.3%	-4.1%	-5.7%	0.9%	-3.2%	0.8%	-7.1%	-9.4%	-16.2%	-8.7%	-7.5%	-35.4%
Growth vs. prior quarter (%)	-16.8%	6.8%	-8.0%	23.4%		-27.1%	6.5%	-6.4%	15.3%		24.7%
SUPPORT SERVICES ($M)	731	745	731	792	2,999	683	702	704	755	2,844	692	2,538
Growth vs. prior year (%)	7.0%	6.1%	3.8%	4.9%	5.5%	16.8%	12.3%	10.7%	9.1%	12.1%	12.5%	16.0%
Growth vs. prior quarter (%)	-3.2%	1.9%	-1.9%	8.3%		-1.3%	2.8%	0.3%	7.2%		8.8%
PROFESSIONAL AND EDUCATION SERVICES ($M)	171	199	209	252	831	184	200	189	224	797	221	865
Growth vs. prior year (%)	-7.1%	-0.5%	10.6%	12.5%	4.3%	-16.0%	-10.3%	-6.4%	1.4%	-7.9%	-23.0%	-17.4%
Growth vs. prior quarter (%)	-23.7%	16.4%	5.0%	20.6%		-16.7%	8.7%	-5.5%	18.5%		9.4%

NET BOOKINGS ($M)	2,538	2,980	2,617	3,055	11,190	2,601	2,989	2,688	3,020	11,298	3,486	12,484
Growth vs. prior year (%)	-2.4%	-0.3%	-2.6%	1.2%	-1.0%	-4.3%	-6.4%	-13.0%	-13.4%	-9.5%	-4.5%	-27.7%
Growth vs. prior quarter (%)	-16.0%	17.4%	-12.2%	16.7%		-25.4%	14.9%	-10.1%	12.4%		12.9%
BACKLOG ($M)	707	799	765	710	710	695	769	667	705	705	841	841

2

BALANCE SHEETS	FY 2004				FY 2003				FY 2002
(in millions)	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q4
CASH & ST INVESTMENTS	2,520	2,160	2,372	3,601	2,632	2,606	2,636	3,062	2,885
ACCOUNTS RECEIVABLE, NET	1,905	2,214	2,201	2,345	2,133	2,291	2,296	2,381	2,745
RAW MATERIALS	103	93	92	120	103	85	73	93	130
WORK IN PROCESS	137	161	180	62	197	217	152	134	211
FINISHED GOODS	186	226	225	282	209	182	172	189	250

TOTAL INVENTORIES	426	480	497	464	509	484	397	416	591
OTHER CURRENT ASSETS	890	966	1,246	893	1,629	1,447	1,302	920	1,556

TOTAL CURRENT ASSETS	5,741	5,820	6,316	7,303	6,903	6,828	6,631	6,779	7,777
PP&E, NET	2,152	2,115	2,075	1,981	2,408	2,321	2,265	2,267	2,453
GOODWILL	389	466	470	405	2,182	326	326	326	2,182
LT MARKETABLE DEBT SECURITIES	3,006	3,001	3,111	4,007	2,612	2,671	2,902	2,679	2,979
OTHER NON-CURRENT ASSETS, NET	825	822	811	792	1,271	1,323	1,421	934	1,131

TOTAL ASSETS	12,113	12,224	12,783	14,488	15,376	13,469	13,545	12,985	16,522

SHORT TERM BORROWINGS	263	263	257	257	0	0	0	0	205
ACCOUNTS PAYABLE	780	906	1,011	1,057	798	809	870	903	1,044
ACCRUED LIABILITIES & OTHER	1,652	1,583	1,884	2,185	1,873	1,900	1,792	1,773	2,023
DEFERRED REVENUES	1,214	1,213	1,342	1,617	1,109	1,079	1,162	1,453	1,321

TOTAL CURRENT LIABILITIES	3,909	3,965	4,494	5,116	3,780	3,788	3,824	4,129	4,593
LT DEBT	1,215	1,214	1,209	1,175	1,500	1,519	1,495	1,531	1,449
LT DEFERRED REVENUES	462	463	537	557	547	520	512	450	477
OTHER NON-CURRENT OBLIGATIONS	364	343	990	1,190	240	369	354	384	202
STOCKHOLDERS’ EQUITY	6,163	6,239	5,553	6,450	9,309	7,273	7,360	6,491	9,801

TOTAL LIABILITIES & SE	12,113	12,224	12,783	14,488	15,376	13,469	13,545	12,985	16,522

CASH FLOW	Q1	Q2	Q3	Q4	FY04	Q1	Q2	Q3	Q4	FY03	Q4	FY02
OPERATING ACTIVITIES	(49)	(282)	385	2,172	2,226	182	141	379	335	1,037	177	880
INVESTING ACTIVITIES	(492)	123	(338)	(1,604)	(2,311)	126	(293)	(108)	(253)	(528)	287	39
FINANCING ACTIVITIES	7	106	31	67	211	(696)	73	10	95	(518)	(112)	(367)

KEY METRICS	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q4
INVENTORY TURNS (hist.)	13.7	13.3	14.5	15.2	10.9	12.8	14.3	12.9	9.2
INVENTORY TURNS-PRODUCT ONLY (hist.)	9.0	8.7	9.3	9.8	7.8	9.0	9.9	8.6	6.7
DAYS SALES OUTSTANDING	68	69	75	68	70	71	74	72	72
DAYS PAYABLES OUTSTANDING	(46)	(49)	(57)	(50)	(44)	(44)	(51)	(48)	(47)
DAYS OF SUPPLY ON HAND	25	26	28	22	28	26	23	22	27
L-T DEBT/EQUITY (%)	19.7%	19.5%	21.8%	18.2%	16.1%	20.9%	20.3%	23.6%	14.8%
ROE (12 mo. avg.)(%)	-52.8%	-22.0%	-36.2%	-6.2%	-5.3%	-26.3%	-27.6%	-45.1%	-5.9%
BOOK VALUE PER SHARE ($)	1.90	1.90	1.69	1.93	2.99	2.28	2.30	2.01	3.03
PRICE PER SHARE @ CLOSE	3.84	4.38	4.11	4.33	2.67	3.25	3.43	4.65	5.01
P/E RATIO (previous 4 qtrs)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
ROA (12 mo. avg.)(%)	-27.7%	-11.4%	-17.6%	-2.9%	-3.1%	-15.2%	-15.8%	-24.8%	-3.5%
DEPREC. & AMORT. ($M)	218	189	184	208	272	275	216	265	286
CAPITAL EXPENDITURES ($M)	55	72	62	57	83	98	57	135	98
NUMBER OF EMPLOYEES	36,014	35,802	35,386	34,962	39,001	36,460	35,745	36,068	39,433
REV. PER EMP. (12 mo.)($K)	311.6	312.7	312.5	319.9	317.5	334.3	332.1	317.0	316.9
GM PER EMP. (12mo.)($K)	134.0	133.3	129.9	129.2	128.0	140.3	141.3	137.0	124.7
OP EXP AS % OF REV (12mo.)	67.6%	45.7%	48.6%	50.9%	48.9%	65.0%	65.0%	67.0%	49.3%
NET INCOME (LOSS) PER EMP. (12mo.)($K)	(100.1)	(40.4)	(62.5)	(10.8)	(13.3)	(65.0)	(65.2)	(95.1)	(14.9)